UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2008.

INFOLINX COMMUNICATIONS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-139805	98-0504670
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

180 Pemberton Avenue, North Vancouver,		V7P 2R5
British Columbia, Canada		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code 604-676-1475

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e -4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The President of the Registrant, Matthew Jones, has resigned effective March 13, 2008. Mr. Jones remains on the Board of Directors. The Registrant has appointed a new President, Mark Garfield, effective March 13, 2008.

Mr. Garfield has been a Director of the Registrant since 2006. His appointment has no set term and he serves at the pleasure of the board of directors.

Mr. Garfield has, for the last two years, been a director and vice-president of the Registrant.

EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNET SYSTEMS, INC.

By: /s/ Patrick Fitzsimmons
Patrick Fitzsimmons, Director and Secretary

By: /s/ Mark Garfield
Mark Garfield, President and Director

Dated: March 19, 2008